SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report May 21, 2012

ANNAPOLIS BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-22961	52-1595772
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1000 Bestgate Road, Annapolis, Maryland 21401

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (410) 224-4455

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annapolis Bancorp, Inc. (the “Company”) held its annual meeting on May 17, 2012 (the “Annual Meeting”). The following information, regarding the results of the matters voted on by stockholders at the Annual Meeting, is provided pursuant to the addition of the Item 5.07 requirement for Current Reports on Form 8-K.

At the Annual Meeting of stockholders, the proposals listed below were submitted to a vote of stockholders as set forth in the Company’s definitive proxy statement for the Annual Meeting.

Proposal 1 – Election of Directors

The five nominees named in the definitive proxy statement to serve as directors for a three-year term expiring at the 2015 annual meeting of stockholders or until his respective successor is elected and qualified or until the earlier of his resignation or removal were elected. The voting results with respect to each nominee were as follows:

Director	For	Withheld
Joseph G. Baldwin	2,741,370	14,722
Walter L. Bennett, IV	2,704,025	52,067
F. Carter Heim	2,751,982	4,110
Richard E. Hug	2,737,089	19,003
Michael S. McHale	2,747,455	8,637

The nominee named in the definitive proxy statement to serve as a director for a two-year term expiring at the 2014 annual meeting of stockholders or until her respective successor is elected and qualified or until the earlier of her resignation or removal was elected. The voting result with respect to the nominee was as follows:

Director	For	Withheld
Debbie H. Gosselin	2,745,991	10,101

The nominee named in the definitive proxy statement to serve as a director for a one-year term expiring at the 2013 annual meeting of stockholders or until his respective successor is elected and qualified or until the earlier of his resignation or removal was elected. The voting result with respect to the nominee was as follows:

Director	For	Withheld
Jeff W. Ostenso	2,714,782	41,310

There were 562,817 broker non-votes for Proposal 1 listed above.

Proposal 2 – Advisory Vote on Executive Compensation

The proposal to approve the executive compensation of the Company’s Named Executive Officers was approved by majority of the votes cast. The voting results were as follows:

For	Against	Abstain
2,528,939	149,287	77,866

There were 562,817 broker non-votes for Proposal 2 listed above.

Proposal 3 – Approve the Selection of Independent Auditor for the Year 2012

The proposal to approve the selection of Stegman & Company as the independent auditor of the Company for the year ending December 31, 2012 was approved by majority of the votes cast. The voting results were as follows:

For	Against	Abstain
3,302,714	8,220	7,975

There were no broker non-votes for Proposal 3 listed above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANNAPOLIS BANCORP, INC.

Dated: May 21, 2012

/s/ Richard M. Lerner
Richard M. Lerner,
Chief Executive Officer